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                                                                    EXHIBIT 99.1

                        SALOMON SMITH BARNEY IT SERVICES CONFERENCE PRESENTATION


























                                      -4-
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[ELOYALTY LOGO]

Solutions for Unbreakable Lifetime Relationships(TM)










                               FEBRUARY 22, 2001




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[ELOYALTY LOGO]

                                  SAFE HARBOR

- This presentation may involve forward-looking statements, including references to eLoyalty plans, intentions, expectations, strategies and objectives, statements about our anticipated future performance and other statements that are not strictly of a historical nature
- These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by the forward-looking statements
- Such risks, uncertainties and associated factors those identified in Amendment No. 3 to eLoyalty's Registration Statement on Form S-1 filed with the SEC on February 8, 2000, its most recent Annual Report on Form 10-K and its most recent Quarterly Reports on Form 10-Q
- Please be aware that the forward-looking statements made during the course of this presentation reflect assumptions and estimates only as of February 22, 2001, the date of this presentation
- eLoyalty undertakes no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events or circumstances or otherwise

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[ELOYALTY LOGO]

















                                  KELLY CONWAY
                           PRESIDENT & CEO, eLoyalty











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[ELOYALTY LOGO]

                                COMPANY OVERVIEW

-        Background
         - Founded in 1994 as the Call Center division of Technology Solutions Company
         -  Expanded to eCRM in 1996
         -  Launched eLoyalty in 1999
         -  Completed 100% Spin-Off from TSC on February 16, 2000

-        eLoyalty Today
         - 5 consecutive years of 40+% revenue growth
         - 12 offices in 6 countries
         - 1,018 professionals including 150 vice presidents
         - 107 customers
         - $211.6 million in revenues in FY2000





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[ELOYALTY LOGO]

                             INVESTMENT HIGHLIGHTS

- Mission: To be the premier Customer Relationship Management services and solutions company

-       Focused on the huge, rapidly growing eCRM market

-       Distinctive and defensible business model

-       Strong business momentum




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[ELOYALTY LOGO]

                           DISTINCTIVE BUSINESS MODEL

-    Senior Project Management
     Expertise
-    Broad Subject Matter
     Expertise
-    Unique Loyalty Value Added(TM)
     (LVA) Methodology
-    Technology Depth Based in
     Loyalty Lab
-    Ongoing Managed Services

-    Strategic
     Engagements
-    Large Companies
-    Deep Relationships
-    Significant Recurring
     Revenue

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[ELOYALTY LOGO]



                            BLUE CHIP CUSTOMER BASE

[AAA logo]

[Agilent Technologies logo]

[Allstate logo]

[American Express logo]

[Bank of America logo]

[BBC logo]

[Convergys logo]

[Deutsche Telekom logo]

[Dow logo]

[Dreyfus logo]

[Eircell logo]

[Ford Motor Company logo]

[GM logo]

[GMAC logo]

[Goldman Sachs logo]

[Hewlett Packard logo]

[IBM logo]

[Lucent Technologies logo]

[Motorola logo]

[News Corporation logo]

[Sprint logo]

[Sybase logo]

[Toshiba logo]

[T. Rowe Price logo]

[UPS logo]

[USA Group logo]

[US West logo]

[VocieStream Wireless logo]

[Zurich Financial Services logo]







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[ELOYALTY LOGO]



                                GLOBAL PRESENCE





               Q4 00 Engageable Employees:

Atlanta:                      41

Austin:                       35

Chicago:                     188

Dallas:                       68

Frankfurt:                    21

London:                       58

New York:                     64

Paris:                        17

San Francisco:               159

Sydney:                       19

Toronto:                      62

Washington D.C.               36



               Q4 00 R&D Employees:

Austin:                       50



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[ELOYALTY LOGO]

                                    PARTNERS

-       [Cisco Systems logo]
-       [Oracle logo]
-       [Nortel Network logo]
-       [Siebel eBusiness logo]
-       [E.Piphany logo]
-       [Kana logo]
-       [Vignette logo]








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[ELOYALTY LOGO]

                       CONSISTENT FINANCIAL TRACK RECORD

[Graph showing Unaudited Revenues for the Years 1994 through 2000]





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[ELOYALTY LOGO]

                             HISTORICAL FINANCIALS

Metric                           2000                      1999
Revenue                          $211.6 million            $146.0 million
EBITA                            $1.2 million(*)           $13.5 million
Cash EPS (diluted)               $0.08(*)                  $0.20

Gross Margin                     50.8%                     53.1%
Headcount                        1,018                     715

Top 5 Customers                  37.7% of Revenue          22.9% of Revenue
Top 20 Customers                 66.2% of Revenue          56.5% of Revenue

(*)Significantly impacted by transition expenses following the 100% spin-off from TSC









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[ELOYALTY LOGO]

                         Q4 2000 FINANCIAL PERFORMANCE

-       Overview
        -  $57.6m in revenue beat consensus estimates
        -  $0.00 Cash EPS beat consensus estimate
- In Q4, our services revenue growth was up 50% from the fourth quarter in 1999 and up 2% sequentially
- Our performance again this quarter continues to reflect the strategic focus of the Fortune 1000 companies toward customer loyalty initiatives
- eLoyalty is well positioned in the early stages of an exciting and rapidly growing market, with exceptional people, a strong business model, and great customers






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[ELOYALTY LOGO]

                                  KEY METRICS

Metric                                  Q4             Q3
Engageable Headcount                    768            732

Ave. Billing Rate/Hour                  $234           $228

Ave. Revenue/Billing Day                $945,000       $915,000

Voluntary Field Turnover                16%            17%

Ave. Revenue/Customer                   $534,000       $521,000

Retained Customers from prior QTR       94%            91%









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[ELOYALTY LOGO]

                                 Q42000 THEMES

-  We continued to Penetrate Fortune 1000 Clients, doing Complex
   Projects
-  We continued to Improve our Business Metrics
-  We continue to perform Highly
   Strategic work for our clients
-  We Strengthened our Management Team
- We Completed the Transition from the infrastructure of Technology Solutions Company and successfully installed a new business and financial applications infrastructure



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[ELOYALTY LOGO]

                                BUSINESS OUTLOOK

- Our pipeline remains strong as our customers continue to focus on CRM projects which demonstrate tangible ROIs to our customers and are usually strategic in nature
- While our pipeline remains strong, we are not satisfied with the pace of closing new opportunities in our North American business
- Based on these near-term concerns, we are focused on acceleration of key financial leverage points:
        - Improvement on both revenue and profitability of International operations
        - Growth of annuity revenue streams such as those provided by our Managed Services and e-PROFILE solutions
        -  Ongoing improvement in North American operations
        - Reduction of the effective tax rate to a target of 45% based on global tax planning





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[ELOYALTY LOGO]







                                   CASE STUDY

















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[ELOYALTY LOGO]                                                   [EIRCELL LOGO]

                          CASE STUDY: EIRCELL-OVERVIEW



-   Eircell is Ireland's leading mobile phone operator
-   1 million + customers
-   600+% increase in customer base over the past 3 years
-   Heralded as one of Europe's most advanced mobile phone companies:
    -  Internet mobile
    -  Pre-pay services
-   Nearly 50% of total staff work in customer care
-   Key client personnel
    -  Stephen Brewer-CEO
    -  Celine Fitzgerald-VP Customer Service
    -  Al McIntosh-CIO







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[ELOYALTY LOGO]                                                   [EIRCELL LOGO]



                         CASE STUDY: EIRCELL-CHALLENGE


-       Customer Churn is a critical issue for mobile providers:
        -  Directly impacts profitability
        -  Determines viability of new growth initiatives
- Most handsets are heavily subsidized and network access costs are swallowed, there is little or no Return On Investment (ROI) for the first two years
- Customer losses mean both loss of revenue and investment but on an individual basis
-       Pricing parity exists in the industry
- Customer service is the number-one way to make or break customer relationships

- Despite world-class record, targeted improved churn and customer service as key strategic issues




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[ELOYALTY LOGO]                                                   [EIRCELL LOGO]



                          CASE STUDY:EIRCELL-SOLUTION

-       Phase One
        -  Business Assessment
        -  Process Re-Design
        -  Implemented Web-based Customer Dashboard for process scripting
-       Phase Two
        - Loyalty Suite -a desktop portal that displays customer information and prescribed actions in a clean, concise format, allowing the streamlining of customer interactions
        - Integrated Customer Dashboard -initial web-based process engine embedded in the Loyalty Cockpit
        - Web integration for critical business transaction and legacy systems e.g. billing system
        - Genesys CTI -a telephony middleware layer for linking the call with a customer record





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[ELOYALTY LOGO]                                                  [EIRCELL LOGO]

                      CASE STUDY:EIRCELL-SOLUTION (CONT'.)

-      Phase Three
       - Implementation and customization of Clarify contact management application to allow staff to access multi-channel information from an enterprise-wide database of customer contact data
       - Integration of two centers as a Virtual Call Center, using CTI and intelligent network call routing technology to ensure the right operator answers the customer inquiry
       -   Extended Support agreement for the Loyalty suite, Clarify and Genesys
-      Phase Four
       - Implemented `Safety Net' custom application - agents are alerted to potential sales and service opportunities, and complaints are automatically escalated to an appropriate level
       - Specific marketing campaigns aimed at long-standing or high-value customers, for example, are also automated and managed through the system
o       Phase Five (ongoing)
         -  Implementing Automated eMail Response System (ERMS)
         -  Deploying Direct Fulfillment Engine




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[ELOYALTY LOGO]                                                  [EIRCELL LOGO]

                          CASE STUDY: EIRCELL-RESULTS



-       On the first day alone, the center took 15,000 calls
- Cut customer churn, already below the industry standard, was further reduced by almost 10%
- Won three awards including Telemarketing Awards at Irish Call Center Conference and Call Center Excellence Award of Teleprofessional Magazine
-       Significantly strengthened ability to target small business sector

        "The eLoyalty team analyzed and assessed our needs before steaming in to solve our problems," commented Stephen Brewer. "We were very pleased to find that the applications are easy to use. It makes the job of every single operator straightforward and rewarding."






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[ELOYALTY LOGO]

                             INVESTMENT HIGHLIGHTS

- Mission: To be the premier Customer Relationship Management services and solutions company

-       Focused on the huge, rapidly growing eCRM market

-       Distinctive and defensible business model

-       Strong business momentum




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